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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 15, 1998

                 ADVANTA AUTOMOBILE RECEIVABLES TRUST 1997-1
            (Exact name of registrant as specified in its charter)

              Nevada                    333-19733-01
   (State or other jurisdiction       (Commission         (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

                     c/o Advanta Auto Finance Corporation
                           500 Office Center Drive
                                  Suite 400
                          Fort Washington, PA 19034
             (Address of principal executive offices) (ZIP Code)

  Registrant's telephone number, including area code: (215) 444-4200

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Item 7. Financial Statements and Exhibits.

        (c)  Exhibits:

             99.1 Monthly Servicing Report for the Collection Period ending June 30, 1998 relating to the Advanta Auto Receivables Trust 1997-1 Class A-1 Floating Rate Asset Backed Notes and the Class A-2 Fixed Rate Asset Backed Notes.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANTA AUTO FINANCE CORPORATION

Date: July 15, 1998               /s/ David E. Plante
                                  ------------------------
                                  Name: David E. Plante
                                  Title: President